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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report dated March 10, 2000 on the consolidated financial statements of Sonus Networks, Inc. (and to all references to our Firm) included in or made a part of this Form S-4.

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 12, 2001